SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                              ___________________

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                                 MAY 21, 1996

                            TPI ENTERPRISES, INC.
            (Exact name of registrant as specified in its Charter)

               NEW JERSEY             0-7961            22-1899681
            (State or other      (Commission File     (IRS Employer
            jurisdiction of          Number)       Identification No.)
             incorporation)

                                3950 RCA BOULEVARD
                                    SUITE 5001
                            PALM BEACH GARDENS, FLORIDA            33401
                   (Address of principal executive officers)   (Zip Code)

                                 (407) 691-8800
                (Registrant's telephone number, including area code)


          ITEM 5.   OTHER EVENTS.

                    Amendment to Credit Agreement. Effective May 21, 1996, TPI Enterprises, Inc. (the "Company") entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement (the "Credit Agreement") dated January 31, 1995, by and among TPI Restaurants, Inc., a wholly owned subsidiary of the Company ("Restaurants"), the banks party thereto, The Bank of New York as administra-tive agent and NationsBank of North Carolina, N.A., as collateral agent (the "Collateral Agent"), and Amendment No. 3 to the Amended and Restated Guaranty, Security and Subordination Agreement, dated as of June 3, 1993, made by the Company and Restaurants to the Collateral Agent as amended by Amendment No. 1 and Waiver No. 3, dated as of February 18, 1994 and Amendment No. 2 dated as of January 31, 1995 (the "Enterprises Guaranty"). Amendment No. 2 to the Credit Agreement and Amendment No. 3 to the Enter-prises Guaranty are hereinafter referred to collectively as the "Amendment".

                    Pursuant to the Amendment, the parties thereto agreed, among other things, to extend the termination date under the Credit Agreement and to revise certain financial covenants contained in the Credit Agreement. The Amendment is attached hereto as Exhibit 10.1. The foregoing description is qualified in its entirety by reference to the Amendment.

                    ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (C)  Exhibits

          Exhibit No.

          10.1 Amendment No. 2, dated as of May 21, 1996 to the Second Amended and Restated Credit Agree-ment, dated as of January 31, 1995, by and among TPI Restaurants, Inc., the banks party thereto, The Bank of New York, as Administra-tive Agent, and NationsBank of North Carolina, N.A., as Collateral Agent, as amended by Amend-ment No. 1, dated as of February 29, 1996 and Amendment No. 3, dated as of May 21, 1996 to the Amended and Restated Guaranty, Security and Subordination Agreement, dated as of June 3, 1993, made by the Company and Restaurants to the Collateral Agent, as amended by Amendment No. 1 and Waiver No. 3, dated as of February 18, 1994 and Amendment No.2, dated as of Janu-ary 31, 1995.



                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TPI Enterprises, Inc.


                                        By:  /s/ Frederick W. Burford
                                            Frederick W. Burford
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Secretary

     Date:  May 29, 1996





                                 EXHIBIT INDEX

     Exhibit                                              Sequential
       No.                Description                       Page No.

      10.1        Amendment No. 2, dated as of May
                  21, 1996 to the Second Amended and
                  Restated Credit Agreement, dated as
                  of January 31, 1995, by and among
                  TPI Restaurants, Inc., the banks
                  party thereto, The Bank of New
                  York, as Administrative Agent, and
                  NationsBank of North Carolina,
                  N.A., as Collateral Agent, as
                  amended by Amendment No. 1, dated
                  as of February 29, 1996 and Amend-
                  ment No. 3, dated as of May 21,
                  1996 to the Amended and Restated
                  Guaranty, Security and Subordina-
                  tion Agreement, dated as of June 3,
                  1993, made by the Company and Res-
                  taurants to the Collateral Agent,
                  as amended by Amendment No. 1 and
                  Waiver No. 3, dated as of February
                  18, 1994 and Amendment No.2, dated
                  as of January 31, 1995.